UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - September 11, 2020

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34376	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices) (Zip code)

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IEC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2020, IEC Electronics Corp. (the “Company”) announced that it had entered into a Purchase and Sale Agreement dated as of August 28, 2020 (the “Agreement”), pursuant to which the Company agreed to acquire an approximately 86,000 square foot industrial and office building and certain equipment located at 50 Jetview Drive, Rochester, New York (the “Property”) from Rochester Drug Co-Operative, Inc. for a purchase price of $5,250,000, exclusive of closing costs. The Company expects to finance a portion of the purchase price for the Property with a mortgage loan from M&T Bank. The Agreement contains customary representations and warranties and customary indemnification provisions for transactions of this type. The closing is anticipated to occur no later than early October 2020.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement intended to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2020. A copy of the Company’s press release regarding the acquisition of the Property is filed herewith as Exhibit 99.1.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release issued by IEC Electronics Corp. on September 15, 2020

Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibit of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: September 15, 2020	By:	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President and Chief Financial Officer